Exhibit 99.1

e.GO and Athena Consumer Acquisition Corp. Complete Business Combination

AACHEN, GERMANY AND NEW YORK, NY – October 19, 2023 – Next.e.GO Mobile SE (“e.GO”) and Athena Consumer Acquisition Corp. (“Athena”) today announced the completion of their previously announced business combination (the “Business Combination”) among e.GO, Athena, Next.e.GO B.V., a wholly-owned subsidiary of e.GO to be converted into an N.V. at closing (“TopCo”), and Time is Now Merger Sub, Inc., a wholly-owned subsidiary of TopCo (“Merger Sub”). The listed company following the Business Combination is TopCo, and its shares will commence trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “EGOX”, on October 20, 2023.

The announcement of the completion of the Business Combination comes after Athena’s shareholders voted to approve the transaction on September 29, 2023. As a result of the Business Combination, Athena became a wholly owned subsidiary of e.GO and Athena’s units, Class A Common Stock and warrants are expected to be delisted from the NYSE American LLC, with trading suspended before market open on October 20, 2023.

Ali Vezvaei, Chairman of e.GO, said: “Completing our business combination, despite global macro and market dynamics is an encouraging step forward for e.GO. Becoming a listed company and having access to the capital markets will further support our mission and help provide us with the opportunity to advance our growth strategy. The world needs innovative solutions to drive the energy transition and electrify the urban e-mobility. This is where we are focused, leveraging our disruptive production technology to bring convenience, practicality, and affordability to everyday urban e-mobility.”

Isabelle Freidheim, Chairman of Athena, said: “We are proud have reached another milestone as Athena Consumer has brought e.GO, the esteemed German electric carmaker, public. We remain resolute in our commitment to fostering innovation, supporting our partner companies, and driving progress to reshape the future, redefine industry standards, and establish e.GO as a prominent global force.”

Additional information about the transaction, including a copy of the business combination agreement and its amendments, is available in Athena’s Current Reports on Form 8-K, filed on July 28, 2022, and October 3, 2022, July 6, 2023, July 19, 2023, August 8, 2023 and September 12, 2023 with the Securities and Exchange Commission (“SEC”) at www.sec.gov.

More information about the transaction is available in TopCo’s final prospectus in relation to the Business Combination filed on September 22, 2023 with the SEC at www.sec.gov.

About e.GO

Headquartered in Aachen, Germany, e.GO designs and manufactures battery electric vehicles for the urban environment, with a focus on convenience, reliability and affordability. e.GO has developed a disruptive solution for producing its electric vehicles using proprietary technologies and low cost MicroFactories, and has vehicles already on the road today. e.GO is helping cities and their inhabitants improve the way they get around and is making clean and convenient urban mobility a reality. Visit https://www.e-go-mobile.com/ to learn more.

About Athena Consumer Acquisition Corp.

Athena is a special purpose acquisition company (“SPAC”). Athena is the second SPAC founded by Isabelle Freidheim, with Jane Park serving as Chief Executive Officer, Jennifer Carr-Smith as President and Angy Smith as Chief Financial Officer. All three Athena SPACs have been comprised entirely of women founders, CEOs, board members and other executives.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) failure to realize the anticipated benefits of the Business Combination; (iii) risks relating to the uncertainty of the projected financial information with respect to e.GO; (iv) future global, regional or local economic and market conditions; (v) the development, effects and enforcement of laws and regulations; (vi) e.GO’s ability to grow and achieve its business objectives; (vii) the effects of competition on e.GO’s future business; (viii) the ability of TopCo to issue equity or equity-linked securities in the future; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries (x) costs related to the Business Combination, and (xi) those factors discussed below under the heading “Risk Factors” and in the documents filed, or to be filed, by Athena and Topco with the SEC. Additional risks related to e.GO’s business include, but are not limited to: the market’s willingness to adopt electric vehicles; volatility in demand for vehicles; e.GO’s dependence on the proceeds from the contemplated Business Combination and other external financing to continue its operations; significant challenges as a relatively new entrant in the automotive industry; e.GO’s ability to control capital expenditures and costs; cost increases or disruptions in supply of raw materials, semiconductor chips or other components; breaches in data security; e.GO’s ability to establish, maintain and strengthen its brand; e.GO’s minimal experience in servicing and repairing vehicles; product recalls; failure of joint-venture partners to meet their contractual commitments; unfavorable changes to the regulatory environment; risks and uncertainties arising from the acquisition of e.GO’s predecessor business and assets following the opening of insolvency proceedings over the predecessor’s assets in July 2020; and e.GO’s ability to protect its intellectual property. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither TopCo, e.GO nor Athena presently know or that TopCo, e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TopCo’s. e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this communication. TopCo, e.GO and Athena anticipate that subsequent events and developments will cause TopCo’s, e.GO’s and Athena’s assessments to change. However, while TopCo, e.GO and Athena may elect to update these forward-looking statements at some point in the future, TopCo, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing TopCo’s, e.GO’s and Athena’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

e.GO Contacts
For Investors:

Timo Wamig

ir@e-go-mobile.com

For Media:
Dan Brennan
ICR, Inc.
eGOPR@icrinc.com

Athena Consumer Acquisition Corp.

For Media & Investors:
Libbie Wilcox
Bevel PR
athena@bevelpr.com